UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 2, 2015 (June 30, 2015)

MEAD JOHNSON NUTRITION COMPANY

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34251	80-0318351
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2701 Patriot Blvd., Glenview, Illinois	60026
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (847) 832-2420

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02:                                       Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 2, 2015, Mead Johnson Nutrition Company (the “Company”) announced that Michel Martinus Gerardus Cup has been appointed Executive Vice President and Chief Financial Officer effective September 1, 2015. Mr. Cup will succeed the Company’s Interim Chief Financial Officer, Charles Urbain, who will be appointed Executive Vice President and Chief Operating Officer effective September 1, 2015. Mr. Urbain will remain as the Company’s Interim Chief Financial Officer until September 1. The Company’s press release announcing Mr. Cup’s appointment is attached as Exhibit 99.1.

Michel Cup, age 45, was most recently the Chief Financial Officer (CFO) of D.E Master Blenders 1753, an international coffee and tea business headquartered in the Netherlands. Mr. Cup led the carve-out of D.E Master Blenders 1753 from Sara Lee, including its listing on the Dutch stock exchange in 2012. Prior to joining D.E. Master Blenders 1753, Mr. Cup served as Chief Financial Officer of Provimi from 2010-2011 and as Finance Director of Akzonobel’s Decorative Paints business in Europe from 2009-2010. Mr. Cup has also held senior finance roles in Numico’s Baby and Medical Nutrition business from 1999-2008, including CFO Baby Nutrition Asia Pacific. Mr. Cup began his career with Deloitte where he held various audit and accounting roles from 1993-1999. Mr. Cup holds a bachelor’s degree in accounting from Hogeschool Sittard in the Netherlands and a post-doctoral degree in chartered accounting from the University of Tilburg in the Netherlands.

On June 30, 2015, the Company entered into an employment letter with Mr. Cup pursuant to which he is entitled to the following compensation and benefits:

•                  Initial annual base salary of $700,000;

•                  Target annual incentive award under the Company’s Senior Executive Performance Incentive Plan of 85% of base salary;

•                  An initial grant under the Company’s Long-Term Incentive Plan of $1,850,000, composed of stock options, restricted stock units (RSUs) and cash;

•                  Annual grants under the Company’s Long Term Incentive Plan similar to other senior executives of the Company;

•                  Employee benefits available to the Company’s senior executive officers from time to time;

•                  Severance in accordance with the Company’s executive severance plans.

The foregoing description of the employment letter with Mr. Cup is qualified in its entirety by reference to its terms, which is filed herewith as Exhibit 10.1 and is incorporated herein by this reference.

Item 9.01:  Financial Statements and Exhibits.

(d)         Exhibits

10.1	Employment Letter, dated June 30, 2015, between Mead Johnson Nutrition Company and Mr. Cup

99.1	Press Release of Mead Johnson Nutrition Company, dated July 2, 2015

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEAD JOHNSON NUTRITION COMPANY

Date: July 2, 2015	By:	/s/ Patrick M. Sheller
Patrick M. Sheller
Senior Vice President, General Counsel and Secretary

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